Reserve for Unpaid Losses and Loss Adjustment Expenses	3 Months Ended
Dec. 31, 2024
Liability for Unpaid Claims and Claims Adjustment Expense, Activity in Liability [Abstract]
Liability for Future Policy Benefits and Unpaid Claims Disclosure
Property and Casualty Reserves
(Dollar amounts in millions and before tax)

Unfavorable (Favorable) Prior Accident Year Development	For the three months ended December 31, 2024
Workers’ compensation	$(70)
Workers’ compensation discount accretion	10
General liability	130
Marine	—
Package business	—
Commercial property	—
Professional liability	(20)
Bond	(34)
Assumed reinsurance	—
Automobile liability - Commercial Lines	21
Automobile liability - Personal Lines	(17)
Homeowners	(13)
Net asbestos and environmental ("A&E") reserves	141
Catastrophes	(49)
Uncollectible reinsurance	(19)
Other reserve re-estimates, net	17
Prior accident year development, including full benefit for the adverse development cover ("ADC") cession	97
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	4
Total prior accident year development	$101
[1] Change in deferred gain on retroactive reinsurance for the three months ended December 31, 2024, included a benefit for amortization of the Navigators ADC deferred gain of $58. The change in deferred gain for the three months ended December 31, 2024, also included $62 of adverse development on A&E reserves in excess of ceded premium paid.
Workers’ compensation reserves were decreased primarily for accident years 2020 and prior, driven by lower than anticipated claim severity.
General liability reserves were increased in the 2015 to 2018 accident years primarily in response to higher than expected construction defects claims activity in those years. In addition, the incurred but not reported reserves for more recent accident years were increased as management has observed an increase in severity on reported claims above expectations and anticipates a higher claim severity trend on unreported claims.
Professional liability reserves decreased due to favorable development on directors and officers claims driven by the 2020 to 2022 accident years combined with favorable errors and omissions experience in the 2018 accident year, partially offset by deterioration in older accident years.
Bond reserves decreased due to favorable development on commercial and contract surety and fidelity bonds, driven primarily by accident years 2019 and prior.
Automobile liability reserves – Commercial Lines increased primarily due to adverse loss development within accident years 2022 and 2023, driven by higher severity than estimated.
Automobile liability reserves – Personal Lines were decreased primarily in response to better than anticipated accident years 2021 and 2022 claim severity for bodily injury liability claims.
Homeowners reserves were decreased primarily due to favorable severity impacting accident years 2022 and 2023.
Asbestos and environmental reserves were reviewed in fourth quarter 2024 resulting in a $203 increase in reserves before ADC reinsurance, including $167 for asbestos and $36 for environmental. The Company ceded to the A&E ADC $62, which is accounted for as a deferred gain on retroactive reinsurance, representing the amount of losses ceded to the ADC in excess of ceded premium paid and up to the cumulative limit of the A&E ADC of $1.5 billion, resulting in adverse development of $141 net of the ADC reinsurance.
Catastrophe reserves were decreased primarily within Commercial Lines driven by a reduction in reserves in accident years 2020 to 2022 related to favorable emergence related to various hail events, as well as favorable development in both Commercial Lines and Personal Lines in accident year 2022 related to Hurricane Ian.
Uncollectible Reinsurance was decreased related to the reduction in a previously established reserve for an A&E reinsurer that entered into liquidation proceedings.
Other reserve re-estimates, net were increased primarily due to an increase in unallocated loss and loss adjustment expense ("ULAE") reserves within P&C Other Operations driven by an increase in gross asbestos and environmental reserves, partially offset by a decrease in reserves due to lower severity than expected on Personal Lines automobile physical damage for accident year 2023.